Basis of preparation	12 Months Ended
Mar. 31, 2019
Basis of preparation
Basis of preparation

 1. Basis of preparation

This section describes the critical accounting judgements and estimates that management has identified as having a potentially material impact on the Group’s consolidated financial statements and sets out our significant accounting policies that relate to the financial statements as a whole. Where an accounting policy is generally applicable to a specific note to the financial statements, the policy is described within that note. We have also detailed below the new accounting pronouncements that we will adopt in future years and our current view of the impact they will have on our financial reporting.

The consolidated financial statements are prepared in accordance with International Financial Reporting Standards (‘IFRS’) as issued by the International Accounting Standards Board (‘IASB’) and are also prepared in accordance with IFRS adopted by the European Union (‘EU’), the Companies Act 2006 and Article 4 of the EU IAS Regulations. The consolidated financial statements are prepared on a going concern basis.

Vodafone Group Plc is incorporated and domiciled in England and Wales (registration number 1833679). The registered address of the Company is Vodafone House, The Connection, Newbury, Berkshire, RG14 2FN, England.

IFRS requires the Directors to adopt accounting policies that are the most appropriate to the Group’s circumstances. These have been applied consistently to all the years presented, unless otherwise stated. In determining and applying accounting policies, Directors and management are required to make judgements and estimates in respect of items where the choice of specific policy, accounting judgement, estimate or assumption to be followed could materially affect the Group’s reported financial position, results or cash flows and disclosure of contingent assets or liabilities during the reporting period; it may later be determined that a different choice may have been more appropriate.

The Group’s critical accounting judgements and key sources of estimation uncertainty are detailed below. Actual outcomes could differ from those estimates. The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimate is revised if the revision affects only that period; they are recognised in the period of the revision and future periods if the revision affects both current and future periods.

Management regularly reviews, and revises as necessary, the accounting judgements that significantly impact the amounts recognised in the financial statements and the estimates that are considered to be “critical estimates” due to their potential to give rise to material adjustments in the Group’s financial statements in the year to 31 March 2020. As at 31 March 2019, management has identified critical judgements in respect of revenue recognition, the accounting for tax disputes in India, the classification of joint arrangements and whether to recognise provisions or to disclose contingent liabilities. In addition, management has identified critical accounting estimates in relation to the recovery of deferred tax assets, post employment benefits and impairments; estimates have also been identified that are not considered to be critical in respect of the allocation of revenue to goods and services, the useful economic lives of finite lived intangibles and property, plant and equipment.

The majority of the Group’s provisions are either long term in nature (such as asset retirement obligations) or relate to shorter term liabilities (such as those relating to restructuring and property) where there is not considered to be a significant risk of material adjustment in the next financial year. Critical judgements are exercised in respect of tax disputes in India, including the cases relating to our acquisition of Hutchinson Essar Limited (Vodafone India).

These critical accounting judgements, estimates and related disclosures have been discussed with the Group’s Audit and Risk Committee.

Critical accounting judgements and key sources of estimation uncertainty

Revenue recognition

Revenue recognition under IFRS 15 is significantly more complex than under previous reporting requirements and necessitates the collation and processing of very large amounts of data and the increased use of management judgements and estimates to produce financial information.

The most significant accounting judgements and source of estimation uncertainty are disclosed below.

Gross versus net presentation

If the Group has control of goods or services when they are delivered to a customer, then the Group is the principal in the sale to the customer;

otherwise the Group is acting as an agent. Whether the Group is considered to be the principal or an agent in the transaction depends on analysis by management of both the legal form and substance of the agreement between the Group and its business partners; such judgements impact the amount of reported revenue and operating expenses (see note 2 “Revenue disaggregation and segmental analysis”) but do not impact reported assets, liabilities or cash flows. Scenarios requiring judgement to determine whether the Group is a principal or an agent include, for example, those where the Group delivers third-party branded services (such as premium music or TV content) to customers.

Allocation of revenue to goods and services provided to customers

Revenue is recognised when goods and services are delivered to customers (see note 2). Goods and services may be delivered to a customer at different times under the same contract, hence it is necessary to allocate the amount payable by the customer between goods and services on a ‘relative standalone selling price basis’; this requires the identification of performance obligations (‘obligations’) and the determination of standalone selling prices for the identified obligations. The determination of obligations is, for the primary goods and services sold by the

Group, not considered to be a critical accounting judgement; the Group’s policy on identifying obligations is disclosed in note 2. The determination of standalone selling prices for identified obligations is discussed below.

It is necessary to estimate the standalone price when the Group does not sell equivalent goods or services in similar circumstances on a standalone basis. When estimating the standalone price the Group maximises the use of external inputs; methods for estimating standalone prices include determining the standalone price of similar goods and services sold by the Group, observing the standalone prices for similar goods and services when sold by third parties or using a cost-plus reasonable margin approach (which is sometimes the case for handsets and other equipment). Where it is not possible to reliably estimate standalone prices due to lack of observable standalone sales or highly variable pricing, which is sometimes the case for services, the standalone price of an obligation may be determined as the transaction price less the standalone prices of other obligations in the contract. The standalone price determined for obligations materially impacts the allocation of revenue between obligations and impacts the timing of revenue when obligations are provided to customers at different times – for example, the allocation of revenue between handsets, which are usually delivered up-front, and services which are typically delivered over the contract period. However, there is not considered to be a significant risk of material adjustment to the carrying value of contract-related assets or liabilities in the 12 months after the balance sheet date if these estimates were revised.

Taxation

The Group’s tax charge on ordinary activities is the sum of the total current and deferred tax charges. The calculation of the Group’s total tax charge involves estimation and judgement in respect of certain matters, being principally:

Recognition of deferred tax assets

Significant items on which the Group has exercised accounting estimation and judgement include the recognition of deferred tax assets in respect of losses in Luxembourg, Germany and Spain as well as capital allowances in the United Kingdom.

The recognition of deferred tax assets, particularly in respect of tax losses, is based upon whether management judge that it is probable that there will be sufficient and suitable taxable profits in the relevant legal entity or tax group against which to utilise the assets in the future.

The Group assesses the availability of future taxable profits using the same undiscounted five year forecasts for the Group’s operations as are used in the Group’s value in use calculations (see note 4 “Impairment losses”).

Where tax losses are forecast to be recovered beyond the five year period, the availability of taxable profits is assessed using the cash flows and long-term growth rates used for the value in use calculations.

The estimated cash flows inherent in these forecasts include the unsystematic risks of operating in the telecommunications business including the potential impacts of changes in the market structure, trends in customer pricing, the costs associated with the acquisition and retention of customers, future technological evolutions and potential regulatory changes, such as our ability to acquire and/or renew spectrum licences.

Changes in the estimates which underpin the Group’s forecasts could have an impact on the amount of future taxable profits and could have a significant impact on the period over which the deferred tax asset would be recovered.

The Group only considers substantively enacted tax laws when assessing the amount and availability of tax losses to offset against the future taxable profits. See note 6 “Taxation” to the consolidated financial statements.

Uncertain tax positions

The tax impact of a transaction or item can be uncertain until a conclusion is reached with the relevant tax authority or through a legal process. The Group uses in-house tax experts when assessing uncertain tax positions and seeks the advice of external professional advisors where appropriate. The most significant judgement in this area relates to the Group’s tax disputes in India, including the cases relating to the Group’s acquisition of Hutchinson Essar Limited (Vodafone India). Further details of these are included in note 28 “Contingent liabilities and legal proceedings” to the consolidated financial statements.

Joint arrangements

The Group participates in a number of joint arrangements where control of the arrangement is shared with one or more other parties.

Judgement is required to classify joint arrangements in a separate legal entity as either a joint operation or as a joint venture which depends on management’s assessment of the legal form and substance of the arrangement taking into account relevant facts and circumstances such as whether the owners have rights to substantially all the economic outputs and, in substance, settle the liabilities of the entity.

The classification can have a material impact on the consolidated financial statements. The Group’s share of assets, liabilities, revenue, expenses and cash flows of joint operations are included in the consolidated financial statements on a line-by-line basis, whereas the Group’s investment and share of results of joint ventures are shown within single line items in the consolidated statement of financial position and consolidated income statement respectively. See note 12 “Investments in associates and joint arrangements” to the consolidated financial statements.

Finite lived intangible assets

Other intangible assets include amounts spent by the Group acquiring licences and spectrum, customer bases and the costs of purchasing and developing computer software.

Where intangible assets are acquired through business combinations and no active market for the assets exists, the fair value of these assets is determined by discounting estimated future net cash flows generated by the asset. Estimates relating to the future cash flows and discount rates used may have a material effect on the reported amounts of finite lived intangible assets.

Estimation of useful life

The useful life over which intangible assets are amortised depends on management’s estimate of the period over which economic benefit will be derived from the asset. Useful lives are periodically reviewed to ensure that they remain appropriate. Management’s estimates of useful life have a material impact on the amount of amortisation recorded in the year, but there is not considered to be a significant risk of material adjustment to the carrying values of intangible assets in the year to 31 March 2020 if these estimates were revised. The basis for determining the useful life for the most significant categories of intangible assets is discussed below.

Customer bases

The estimated useful life principally reflects management’s view of the average economic life of the customer base and is assessed by reference to customer churn rates. An increase in churn rates may lead to a reduction in the estimated useful life and an increase in the amortisation charge.

Capitalised software

For computer software, the estimated useful life is based on management’s view, considering historical experience with similar products as well as anticipation of future events which may impact their life such as changes in technology. The useful life will not exceed the duration of a licence.

Property, plant and equipment

Property, plant and equipment represents 19.2% (2018: 19.5%) of the Group’s total assets; estimates and assumptions made may have a material impact on their carrying value and related depreciation charge. See note 11 “Property, plant and equipment” to the consolidated financial statements for further details.

Estimation of useful life

The depreciation charge for an asset is derived using estimates of its expected useful life and expected residual value, which are reviewed annually.

Management’s estimates of useful life have a material impact on the amount of depreciation recorded in the year, but there is not considered to be a significant risk of material adjustment to the carrying values of property, plant and equipment in the year to 31 March 2020 if these estimates were revised.

Management determines the useful lives and residual values for assets when they are acquired, based on experience with similar assets and taking into account other relevant factors such as any expected changes in technology.

Post employment benefits

Management uses estimates when determining the Group’s liabilities and expenses arising for defined benefit pension schemes. Management is required to estimate the future rates of inflation, salary increases, discount rates and longevity of members, each of which may have a material impact on the defined benefit obligations that are recorded. Further details, including a sensitivity analysis, are included in note 24 “Post employment benefits” to the consolidated financial statements.

Contingent liabilities

The Group exercises judgement to determine whether to recognise provisions and the exposures to contingent liabilities related to pending litigations or other outstanding claims subject to negotiated settlement, mediation, arbitration or government regulation, as well as other contingent liabilities (see note 28 “Contingent liabilities and legal proceedings” to the consolidated financial statements). Judgement is necessary to assess the likelihood that a pending claim will succeed, or a liability will arise.

Impairment reviews

IFRS requires management to perform impairment tests annually for indefinite lived assets, for finite lived assets and for equity accounted investments, if events or changes in circumstances indicate that their carrying amounts may not be recoverable.

Impairment testing requires management to judge whether the carrying value of assets can be supported by the net present value of future cash flows that they generate. Calculating the net present value of the future cash flows requires estimates to be made in respect of highly uncertain matters including management’s expectations of:

– growth in adjusted EBITDA, calculated as adjusted operating profit before depreciation and amortisation;
– timing and amount of future capital expenditure, licence and spectrum payments;
– long-term growth rates; and
– appropriate discount rates to reflect the risks involved.

Management prepares formal five year forecasts for the Group’s operations, which are used to estimate their value in use; a long-term growth rate into perpetuity has been determined as the lower of:

– the nominal GDP growth rates for the country of operation; and
– the long-term compound annual growth rate in adjusted EBITDA in years six to ten estimated by management.

Changing the assumptions selected by management, in particular the discount rate and growth rate assumptions used in the cash flow projections, could significantly affect the Group’s impairment evaluation and hence reported assets and profits or losses. Further details, including a sensitivity analysis, are included in note 4 “Impairment losses” to the consolidated financial statements.

For operations that are classified as held for sale, impairment testing requires management to determine whether the carrying value of the discontinued operation can be supported by the fair value less costs to sell. Where not observable in a quoted market, management have determined fair value less costs to sell by reference to the outcomes from the application of a number of potential valuation techniques, determined from inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly.

Significant accounting policies applied in the current reporting period that relate to the financial statements as a whole

Accounting convention

The consolidated financial statements are prepared on a historical cost basis except for certain financial and equity instruments that have been measured at fair value.

Basis of consolidation

The consolidated financial statements incorporate the financial statements of the Company, subsidiaries controlled by the Company (see note 32 “Related undertakings” to the consolidated financial statements) and joint operations that are subject to joint control (see note 12 “Investments in associates and joint arrangements” to the consolidated financial statements).

Significant new accounting pronouncements

Two significant new accounting standards, IFRS 15 “Revenue from Contracts with Customers” and IFRS 9 “Financial Instruments”, were adopted by the Group on 1 April 2018. The impact of adopting these new standards on the financial statements at 1 April 2018, and the key changes to the accounting policies previously applied by the Group, are disclosed below within this note on pages 120 to 123.

The Group’s new IFRS 15 accounting policy is disclosed in note 2; the Group’s previous revenue accounting policy under IAS 18 “Revenue” is disclosed in note 31 “IAS 18 basis primary financial statements” together with disclosures of the Group’s results for the year to 31 March 2019 on an IAS 18 basis. In addition, the segmental analysis of selected financial data in note 2 is prepared on an IAS 18 basis.

Foreign currencies

The consolidated financial statements are presented in euro, which is also the Company’s functional currency. Each entity in the Group determines its own functional currency and items included in the financial statements of each entity are measured using that functional currency.

Transactions in foreign currencies are initially recorded at the functional currency rate prevailing at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are retranslated into the respective functional currency of the entity at the rates prevailing on the reporting period date. Non-monetary items carried at fair value that are denominated in foreign currencies are retranslated at the rates prevailing on the initial transaction dates. Non-monetary items measured in terms of historical cost in a foreign currency are not retranslated.

Changes in the fair value of monetary securities denominated in foreign currency are analysed between translation differences and other changes in the carrying amount of the security. Translation differences are recognised in the consolidated income statement and other changes in carrying amount are recognised in the consolidated statement of comprehensive income.

Translation differences on non-monetary financial assets, such as investments in equity securities classified at fair value through other comprehensive income, are reported as part of the fair value gain or loss and are included in the consolidated statement of comprehensive income.

Share capital, share premium and other capital reserves are initially recorded at the functional currency rate prevailing at the date of the transaction and are not retranslated.

For the purpose of presenting consolidated financial statements, the assets and liabilities of entities with a functional currency other than euro are expressed in euro using exchange rates prevailing at the reporting period date. Income and expense items and cash flows are translated at the average exchange rates for each month and exchange differences arising are recognised directly in other comprehensive income. On disposal of a foreign entity, the cumulative amount previously recognised in the consolidated statement of comprehensive income relating to that particular foreign operation is recognised in profit or loss.

Goodwill and fair value adjustments arising on the acquisition of a foreign operation are treated as assets and liabilities of the foreign operation and translated accordingly.

The net foreign exchange loss recognised in the consolidated income statement for the year ended 31 March 2019 is  €2,277 million (31 March 2018: €476 million gain; 2017: €231 million loss). The net gains and net losses are recorded within operating profit (2019: €1 million charge; 2018: €65 million credit; 2017: €133 million charge), non-operating income and expense (2019:€nil; 2018: €80million credit; 2017: €127 million charge), investment and financing income (2019: €190 million charge; 2018: €322 million credit; 2017: €28 million charge), income tax expense (2019: €7 million charge; 2018: €9 million credit; 2017: €1 million credit) and loss for the financial year from discontinued operations 2019: €2,079 million charge (2018: €nil, 2017: €nil). The foreign exchange gains and losses included within other income and expense and non- operating income and expense arise on the disposal of discontinued operations, interests in joint ventures, associates and investments from the recycling of foreign exchange gains previously recognised in the consolidated statement of comprehensive income.

Current or non-current classification

Assets are classified as current in the consolidated statement of financial position where recovery is expected within 12 months of the reporting date. All assets where recovery is expected more than 12 months from the reporting date and all deferred tax assets, goodwill and intangible assets, property, plant and equipment and investments in associates and joint ventures are reported as non-current.

Liabilities are classified as current unless the Group has an unconditional right to defer settlement of the liability for at least 12 months after the reporting date. For provisions, where the timing of settlement is uncertain, amounts are classified as non-current where settlement is expected more than 12 months from the reporting date. In addition, deferred tax liabilities and post-employment benefits are reported as non-current.

Inventory

Inventory is stated at the lower of cost and net realisable value. Cost is determined on the basis of weighted average costs and comprises direct materials and, where applicable, direct labour costs and those overheads that have been incurred in bringing the inventories to their present location and condition.

New accounting pronouncements adopted on 1 April 2018

On 1 April 2018 the Group adopted IFRS 15 “Revenue from Contracts with Customers” and IFRS 9 “Financial Instruments” details of the impact of adoption are provided below. In addition the following new accounting pronouncements, none of which were considered by the Group as significant on adoption, were adopted by the Group to comply with amendments to IFRS.

--Amendments to IFRS 4 “Applying IFRS 9 Financial Instruments with IFRS 4 Insurance Contracts”;

--Amendments to IAS 28 “Investments in Associates and Joint Ventures” (part of “Improvements to IFRS 2014-2016 Cycle”);

--Amendments to IFRS 2 “Classification and Measurement of Share-based Payment Transactions”; and

--IFRIC 22 “Foreign Currency Transactions and Advance Consideration”.

New accounting pronouncements to be adopted on 1 April 2019

On 1 April 2019 the Group will adopt IFRS 16 “ Leases”, which has been issued by the IASB and endorsed by the EU; this standard will have a significant impact on the Group’s financial reporting. Additional information on the impact of this standard is discussed below.

The following pronouncements, which have also been issued by the IASB and endorsed by the EU are effective for annual periods beginning on or after 1 January 2019. The Group’s financial reporting will be presented in accordance with these new standards, which are not expected to have a material impact on the consolidated results, financial position or cash flows of the Group, from 1 April 2019.

-–Amendments to IAS 28 “Long-term Interests in Associates and Joint Ventures”;

–IFRIC 23 "Uncertainty over Income Tax Treatments";

–“Improvements to IFRS 2015-2017 Cycle”;

–Amendment to IAS 19 “Plan Amendment, Curtailment or Settlement”; and

–Amendments to IFRS 9 “Prepayment Features with Negative Compensation”.

New accounting pronouncements to be adopted on or after 1 April 2020

In addition, the Group will adopt the following standards, which have been issued by the IASB and although not yet been endorsed by the EU:

– Amendment to IFRS 3 “Definition of a Business”; and
– Amendments to IAS 1 and IAS 8 “Definition of Material”.

The Group’s financial reporting will be presented in accordance with the new standards above, which are not expected to have a material impact on the consolidated results, financial position or cash flows of the Group, from 1 April 2020.

In addition, the Group will adopt IFRS 17 “Insurance contracts”, which has been issued by the IASB but not yet been endorsed by the EU and is effective for accounting periods on or after 1 January 2021.

The Group’s work to assess the impact of the accounting changes that will arise under IFRS 17 is continuing; however, the changes are not expected to have a material impact on the consolidated income statement and consolidated statement of financial position.

IFRS 16 “Leases”

IFRS 16 “Leases” was issued in January 2016 to replace IAS 17 “Leases” and has been endorsed by the EU. The standard is effective for accounting periods beginning on or after 1 January 2019 and was adopted by the Group on 1 April 2019.

IFRS 16 changes lease accounting for lessees and will have a material impact on the Group’s financial statements in particular:

– Lease agreements will give rise to the recognition of an asset representing the right to use the leased item and a liability for future lease payments. The liability recorded for future lease payments will be for amounts payable for the ‘reasonably certain’ period of the lease, which may include future lease periods for which the Group has extension options. Under IAS 17, liabilities are generally not recorded for future operating lease payments, which have been disclosed as commitments, see note 27.

– Lease costs will be recognised in the form of depreciation of the right to use the asset and interest on the lease liability which will generally be discounted at the incremental borrowing rate of the relevant Group entity although the interest rate implicit in the lease will be used when it is more readily determinable. Interest charges will typically be higher in the early stages of a lease and will reduce over the term. Under IAS 17, operating lease rentals have been expensed on a straight-line basis over the lease term within operating expenses (see note 3).

– Net cash inflows from operating activities and payments classified within cash flow from financing activities will both increase, as payments made at both lease inception and subsequently will be characterised as repayments of lease liabilities and interest. Net cash flows will not be impacted by IFRS 16.

Lessee accounting for finance leases will be similar under IFRS 16 to existing IAS 17 accounting. Lessor accounting under IFRS 16 is also similar to existing IAS 17 accounting and is expected to be materially the same for the Group.

A high volume of transactions will be impacted by IFRS 16 and material judgements will be required in identifying and accounting for leases. The most significant judgements in applying IFRS 16 relate to lease identification and the determination of lease term:

– For most contracts there is limited judgment in determining whether an agreement contains a lease; however, where the Group has contracts for the use of fibre and other fixed telecommunication lines, judgement is required to determine whether the Group controls the line and has a lease. Where the Group has exclusive use of a line it is normally determined that the Group can also direct the use of the line and therefore leases will be recognised.

– Lease terms under IFRS 16 may exceed the minimum lease period and include optional lease periods where it is reasonably certain that an extension option will be exercised or that a termination option will not be exercised by the Group. Significant judgement is required in determining whether optional periods should be included in the lease term taking into account the leased asset’s nature and purpose and potential for replacement and any plans that the Group has in place for future use of the asset.

– The lease terms for real estate, subject to the non-cancellable period and rights and options in each individual contract, are generally judged to be the longer of the minimum lease term and:

– Between 5 and 10 years for land and buildings (excluding retail), with terms at the top end of this range if the lease relates to assets that are considered to be difficult to exit sooner for economic, practical or reputational reasons.

– To the next contractual lease break date for retail premises (excluding breaks within the next 12 months);
– The asset life of the connected operations for leases of fibre and other fixed lines providing internal connectivity for the Group’s operations; and
– Service agreement length for individual customers for leases of fibre or other fixed lines used to provide services directly to individual end customers.

IFRS 16 will be adopted with the cumulative retrospective impact recorded as an adjustment to equity on the date of adoption. The Group will apply the following practical expedients allowed under IFRS 16:

– The right-of-use assets will generally be measured at an amount equal to the lease liability at adoption and initial direct costs incurred when obtaining leases will be excluded from this measurement. Existing lease prepayments will also be added to the value of the right of use assets on adoption and existing lease accruals will be deducted;

– The Group will rely on its onerous lease assessments under IAS 37 to impair right-of-use assets recognised on adoption instead of performing a new impairment assessment for those assets on adoption; and

– The Group will not be taking the short term or low value expedients in IFRS 16 for either transition or on-going accounting and instead will recognise such leases on the balance sheet.

The Group’s current estimate of the primary pre-tax financial impact of these changes on the consolidated statement of financial position on adoption is the recognition of an additional lease liability at 1 April 2019 of between €9.5 billion and €10.5 billion. The additional lease liability does not equal the operating lease commitment disclosed in note 27 primarily because lease terms determined under IFRS 16 may be longer than under IAS 17 and because lease liabilities are discounted under IFRS 16.

The right of use asset recognised at 1 April 2019 is expected to be slightly higher than the lease liability, as the value of existing lease prepayments added to the balance is expected to exceed the value of accruals and provisions for onerous leases that are deducted. Overall, these transactions are expected to have no material impact on Group retained earnings.

The impact on the consolidated income statement for the year to 31 March 2020 will depend on factors that may occur during the year including new leases entered into, changes or reassessments of the Group’s existing lease portfolio and changes to exchange rates or discount rates. However, the operating lease charges incurred in the year to 31 March 2019 were €3.8 billion (see note 3) and it is expected that a similar amount of lease depreciation and interest would have been recognised had IFRS 16 been applied in the year to 31 March 2019.

These impacts are based on the assessments undertaken to date. The exact financial impacts of the accounting changes of adopting IFRS 16 at 1 April 2019 may be revised. . The Group will issue further details on the impact of adopting IFRS 16 as part of the interim financial statements for the six months ending 30 September 2019.

IFRS 9 “Financial Instruments”

IFRS 9 “Financial Instruments”, was adopted by the Group on 1 April 2018 and impacts the classification and measurement of the Group’s financial instruments, revises the requirements for when hedge accounting can be applied and requires certain additional disclosures.

The primary impacts of applying IFRS 9 in the current financial period are disclosed below and on page 123.

Primary impacts of applying the IFRS 9 accounting policy

The cumulative retrospective impact of changes to the classification and measurement of financial instruments under IFRS 9 has been reflected by the Group as an adjustment to equity on the date of adoption. The accounting policies for financial instruments following the adoption of IFRS 9 are consistent with the Group’s pre-existing policy under IAS 39 “Financial Instruments: Recognition and Measurement”, except as set out below:

–Certain other cash and cash equivalent and short term investment amounts previously recorded at amortised cost are now classified as fair value through profit and loss (‘FVPL’). The carrying values of these assets approximated to fair value and therefore there is no material impact from this reclassification.

–The carrying values of trade receivables and contract assets are reduced by the lifetime estimated future credit losses at the date of initial recognition where previously credit losses were not recognised on such assets until there was an indicator of impairment, such as a payment default (see page 122 for further information relating to expected credit losses recognised on adoption of IFRS 9).

–When the Group establishes a practice of selling receivables from time to time these portfolios, which were previously recorded at amortised cost, are recorded at fair value through other comprehensive income (‘FVOCI’); the impact of this remeasurement is not material (see note 14).

Whilst hedge accounting requirements are revised under IFRS 9, these result in no material changes to the Group’s hedge accounting (see note 21 “Capital and financial risk management”).

On the date of initial application, 1 April 2018, the Group assessed which business models apply to the financial assets and financial liabilities held by the Group and has classified its financial instruments into the appropriate IFRS 9 categories. The main effects resulting from this reclassification are detailed in the table below with the impact on the carrying amounts relating solely to the recognition of loss allowances:

		31 March 2018	1 April 2018	31 March 2018	Impact of	1 April 2018
		measurement category	measurement category	Carrying value	adoption of	Carrying value
		(IAS 39)¹	(IFRS 9)	(IAS 39)	IFRS 9	(IFRS 9)
	Notes			€m	€m	€m
Financial assets
Other investments	13
Equity securities[2]		Available for sale	FVOCI	47	—	47
Long term debt securities		Loans and receivables	Amortised cost	3,157	(12)	3,145
Short term bond and debt securities		Loans and receivables	Amortised cost	830	—	830
Short term bond and debt securities		FVTPL	FVTPL	1,974	—	1,974
Short term bond and debt securities[3]		Loans and receivables	FVTPL	175	—	175
Managed investments funds		FVTPL	FVTPL	3,087	—	3,087
Managed investments funds[3]		Loans and receivables	FVTPL	804	—	804
Other investments - restricted deposits[3]		Loans and receivables	FVTPL	817	—	817
Other investments - restricted deposits		Loans and receivables	Amortised cost	565	—	565
Other investments - public debt and bonds		FVTPL	FVTPL	543	—	543
Trade and other receivables	14
Trade receivables[4]		Loans and receivables	Amortised cost	5,402	(1,047)	4,355
Trade receivables[4]		Loans and receivables	FVOCI	—	877	877
Other receivables[4,5]		Loans and receivables	Amortised cost	5,970	(71)	5,899
Derivative financial instruments		FVTPL	FVTPL	2,629	—	2,629
Cash and cash equivalents	19
Cash at bank and in hand		Loans and receivables	Amortised cost	2,924	—	2,924
Money Market funds[6]		Loans and receivables	FVTPL	2,477	—	2,477
Financial liabilities
Trade and other payables	15
Trade and other payables		Loans and receivables	Amortised cost	16,702	—	16,702
Derivative financial instruments		FVTPL	FVTPL	2,383	—	2,383
Borrowings	20	Loans and receivables	Amortised cost	43,259	—	43,259
					(253)

Notes

1Under IAS 39, assets classified as held for trading and available-for-sale were stated at fair value. Where securities were held for trading purposes, gains and losses arising from changes in fair value were included in net profit or loss for the period. For available-for-sale investments, gains and losses arising from changes in fair value were recognised directly in other comprehensive income, until the security was disposed of or determined to be impaired, at which time the cumulative gain or loss previously recognised in other comprehensive income, determined using the weighted average cost method, would be included in the net profit or loss for the period. Other assets classified as loans and receivables were stated at amortised cost using the effective interest method, less any impairment.

2These are investments in other companies.

3Investments reclassified from loans and receivables to fair value through profit and loss as the returns do not represent solely payment of principal and interest. Fair value approximates carrying value and there is no impact on transition.

4Trade and other receivables classified as loans and receivables under IAS 39 were measured at amortised cost. The €241 million reduction in carrying value on adoption of IFRS 9 relates to €220 million in current assets and €21 million in non-current assets, See page 123.

5The impact of adoption of IFRS 9 relates to contract asset balances.

6Money market funds reclassified from loans and receivables to fair value throuh profit and loss as the returns on the funds do not represent solely payment of principal and interest. Fair value approximates carrying value and there is no impact on transition.

Provisions for receivables, reflecting lifetime expected credit losses from the date of first recognition, have increased. The application of IFRS 9 resulted in additional impairment allowances at 1 April 2018 as follows:

€m
Loss allowance at 31 March 2018 under IAS 39	1,249
Recognition of additional allowance on trade and other receivables at 1 April 2018	264
Loss allowance on contract assets recognised on adoption of IFRS 15[1]	78
Release of allowance for trade receivables reclassified to fair value through OCI	(23)
Loss allowance at 1 April 2018 under IFRS 9[1]	1,568

Note:

1

The loss allowance on contract assets recognised on adoption of IFRS 15 has increased to €78 million from €34 million disclosed in the condensed consolidated financial statements for the period ended 30 September 2018, published on 13 November 2018. As a result, the total loss allowance at 1 April 2018 has increased from €1,524 million previously reported to €1,568 million.

The carrying value of contract assets and receivables at 1 April 2018 is unchanged from that previously reported.

IFRS 15 “Revenue from Contracts with Customers”

IFRS 15 “Revenue from Contracts with Customers” was adopted by the Group on 1 April 2018 with the cumulative retrospective impact reflected as an adjustment to equity on the date of adoption; the Group has not applied any other expedients in relation to the adoption or ongoing application of IFRS 15.

The primary impacts of applying IFRS 15 in the current financial period are disclosed below, on page 123 and in note 31 “IAS 18 basis primary statements”.

Primary impacts of applying the IFRS 15 accounting policy

The primary impacts of applying the IFRS 15 (‘current’) accounting policy in place of the accounting policy applied in the annual report and accounts for the year ended 31 March 2018 (the ‘previous policy’) are:

– Under the previous policy, revenue allocated to obligations was restricted to the amount receivable without the delivery of additional goods or services; this restriction no longer applies under the current policy. The primary impact is that revenue allocated to equipment typically increases and revenue subsequently recognised for service delivery during the contract period typically decreases when the Group sells subsidised devices, such as handsets, together with airtime service agreements. The recognition of additional up-front unbilled equipment revenue is the primary driver for the increase in the contract asset value recorded under IFRS 15 (see page 123 and in note 14 “Trade and other receivables”).

– Under the current policy, direct and incremental contract acquisition costs, such as commissions, are typically recognised in expenses over the related contract period; this generally leads to the later recognition of charges for such costs compared with the previous policy. The amounts of contract acquisition costs deducted from revenue as they are considered to relate to the funding of customer discounts are higher under the current policy than under the previous policy. Deferred contract acquisition costs recorded under the current policy are disclosed on page 123 and in note 14 “Trade and other receivables”.

–Contract fulfilment costs are deferred under the current policy when the requirements for the deferral of expense recognition are met (see above and note 2 “Revenue disaggregation and segmental analysis”); such costs were generally expensed as incurred under previous policy. Deferred contract fulfilment costs recorded under the current policy are disclosed in on page 123 and in note 14 “Trade and other receivables”.

Adoption of the IFRS 15 accounting policy in the Group’s joint ventures and associates resulted in an increase to the carrying value of those investments.

The key causes of the movements recorded in the consolidated statement of financial position as a result of the adoption of IFRS 15 on 1 April 2018 are disclosed above. Due to the complexity and volume of the Group’s contracts, it is not possible to separately quantity each of the underlying reasons giving rise to the increase in contract assets.

Certain changes have been made to the allocation of, and timing of recognition for, equipment and service revenue. As a result, contract assets have decreased by €6 million, contract liabilities have reduced by €100 million and net deferred tax liabilities have increased by €20 million at 1 April 2018 compared to that originally disclosed in the condensed consolidated financial statements for the period ended 30 September 2018, published on 13 November 2018. The increase in equity as a result of adopting IFRS 15 has increased by €74 million (from €2,464 million to €2,538 million)

Further information on the impact of adoption of IFRS 15 on the results for the year ended 31 March 2019 are detailed in note 31 “IAS 18 basis primary statements”.

Impact of the adoption of IFRS 9 and IFRS 15 on the opening balance sheet at 1 April 2018

The impact of the adoption of IFRS 9 and IFRS 15 on the consolidated statement of financial position at 1 April 2018 is set out below:

Consolidated statement of financial position	31 March 2018	Impact of adoption of IFRS 9	Impact of adoption of IFRS 15	1 April 2018
	€m	€m	€m	€m
Non-current assets
Goodwill	26,734	—	—	26,734
Other intangible assets	16,523	—	—	16,523
Property, plant and equipment	28,325	—	—	28,325
Investments in associates and joint ventures	2,538	—	227	2,765
Other investments	3,204	(12)	—	3,192
Deferred tax assets	26,200	50	(699)	25,551
Post employment benefits	110	—	—	110
Trade and other receivables	4,026	(21)	851	4,856
Of which: Contract assets	350	(7)	500	843
Trade receivables	435	(14)	—	421
Deferred acquisition costs	—	—	340	340
Fulfilment costs	—	—	11	11
	107,660	17	379	108,056
Current assets
Inventory	581	—	39	620
Taxation recoverable	106	—	—	106
Trade and other receivables	9,975	(220)	2,349	12,104
Of which: Contract assets	2,257	(64)	1,209	3,402
Trade receivables	4,967	(156)	—	4,811
Deferred acquisition costs	—	—	1,097	1,097
Fulfilment costs	—	—	43	43
Other investments	8,795	—	—	8,795
Cash and cash equivalents	4,674	—	—	4,674
	24,131	(220)	2,388	26,299
Assets held for sale	13,820	—	—	13,820
Total assets	145,611	(203)	2,767	148,175
Equity
Called up share capital	4,796	—	—	4,796
Additional paid-in capital	150,197	—	—	150,197
Treasury shares	(8,463)	—	—	(8,463)
Accumulated losses	(106,695)	(224)	2,457	(104,462)
Accumulated other comprehensive income	27,805	27	—	27,832
Total attributable to owners of the parent	67,640	(197)	2,457	69,900
Non-controlling interests	967	(5)	81	1,043
Total non-controlling interests	967	(5)	81	1,043
Total equity	68,607	(202)	2,538	70,943
Non-current liabilities
Long-term borrowings	32,908	—	—	32,908
Deferred tax liabilities	644	(1)	142	785
Post employment benefits	520	—	—	520
Provisions	1,065	—	—	1,065
Trade and other payables	2,843	—	10	2,853
Of which: Contract liabilities	237	—	10	247
	37,980	(1)	152	38,131
Current liabilities
Short-term borrowings	8,513	—	—	8,513
Financial liabilities under put option arrangements	1,838	—	—	1,838
Taxation liabilities	541	—	—	541
Provisions	891	—	—	891
Trade and other payables	16,242	—	77	16,319
Of which: Contract liabilities	1,678	—	38	1,716
Other payables	1,346	—	39	1,385
	28,025	–	77	28,102
Liabilities held for sale	10,999	—	—	10,999
Total equity and liabilities	145,611	(203)	2,767	148,175